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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): JULY 30, 2001



                        BINDVIEW DEVELOPMENT CORPORATION

               (Exact name of registrant as specified in charter)


       TEXAS                      000-24677                        76-0306721
(State of Incorporation)     (Commission File No.)     (I.R.S. Employer Identification No.)


        5151 SAN FELIPE, 25TH FLOOR
             HOUSTON, TEXAS                                  77056
 (Address of Principal Executive Offices)                  (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 561-4000


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ITEM 5.  OTHER EVENTS.

         On July 30, 2001, BindView Development Corporation ("BindView") issued a press release announcing financial results for the quarter and six months ended June 30, 2001. A copy of the press release is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         99.1     Press Release dated July 30, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BINDVIEW DEVELOPMENT CORPORATION

Dated:  July 31, 2001                   By:   /s/ EDWARD L. PIERCE
                                           -------------------------------------
                                           Edward L. Pierce,
                                           Senior Vice President
                                           and Chief Financial Office

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                               INDEX TO EXHIBITS

         99.1     Press Release dated July 30, 2001